RAANI
Raani Corporation            5401 West 65th St.  Bedford Park, Il  60638
                             (708) 496-8025 FAX: (708) 496-8906

         This said agreement shall serve as a written confirmation that the RAANI Corporation of Bedford Park, IL (an Illinois Corporation) agrees to supply all chemicals, manufacturing, and filling labor for Massimo Enterprises, Inc. of Dallas, Texas and their Smooth & Easy Hair Care Product line at the following prices for a period of one year. All products listed are formulated and produced exclusively for Massimo Enterprises, Inc.

PRODUCT                             SIZE             QTY            PRICE/UNIT

Lite Conditioner Hairdress          4 oz. Jar        10M (minimum)     $ 0.58

Shampoo                             8 Fl.oz Bottle   10M (minimum)     $ 0.61

Spray Mist                         8 Fl. oz Bottle   10M (minimum)     $ 0.46

Moisturizer Conditioner             8 Fl. oz Bottle  10M(minimum)      $ 0.48

No-Lye Relaxer Kit                          Kit                         $ 2.16

                                    Kit is Comprised Of:
                                1.  No Lye Relaxer (6 oz. bottle)
                                2.  Liquid Activator (1.5 fl. oz. bottle)
                                3.  Color Action Neutralizing Shampoo
                                    (3 Fl. oz bottle)
                                4.  Moisturizer Conditioner (L2 Fl. oz. bottle)
                                5.  Protective Gel (0.33 oz. packette)
                                6.  Pre-Relaxer Treatment (0.5 fl. oz tube)

                                    * FOB Bedford Park, IL
                                     Pallets are $6.00 each

It shall be the sole responsibility of Massimo Enterprises, Inc. to supply RAANI Corporation with all packaging componentry (i.e. bottles, jars, closures, sprayers, shippers, instructions, gloves, etc.).
--------------------                                 -------------------
Eugene M. Frank, Ph.D.                               Jason Romano
Sr. VP, Sales & Marketing                            CEO
RAANI Corporation                                    Massimo Enterprises, Inc.
January 12, 1998                                     January 12, 1998

Research & Development   /  Private Label  /
Contract Packaging of Cosmetics, Toiletries &       Household Products